Microsoft Word 11.0.6359;UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 August 16, 2005

                               MANARIS CORPORATION
             (Exact name of registrant as specified in its charter)

           NEVADA                     000-33199                 88-0467848
(State or other jurisdiction     (Commission File No.)       (IRS Employer ID)
     of incorporation)

                          1155 Rene-Levesque Blvd. West
                                   Suite 2720
                                Montreal, Quebec
                                 Canada H3B 2K8

              (Address of principal executive offices and Zip Code)

                                 (514) 337-2447
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

The Company announces today that its wholly-owned subsidiary C-Chip North America responds to market demand with the introduction of an advanced credit management solution for the auto finance industry.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)                     Exhibit                   Description

                          99.1                   Press Release

                                                        SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. Dated this 16th day of August, 2005.

                              MANARIS CORPORATION

                              BY: _________________________________________
                                  Stephane Solis
                                  President and Principal Executive Officer